UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2021

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market
Interstate Power and Light Company, 5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 Par Value, Trading Symbol IPLDP, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On July 14, 2021, the Boards of Directors of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company and Wisconsin Power and Light Company (the “Boards”) appointed N. Joy Falotico as a member of the Boards effective July 14, 2021. Ms. Falotico will stand for election at the Alliant Energy 2022 Annual Meeting of Shareowners as a nominee for director to serve until the company’s 2025 Annual Meeting of Shareowners. Ms. Falotico, 53, has served as President of Lincoln Motor Company since March 2018. She also served as Ford Motor Company’s chief marketing officer from March 2018 until January 2021 and has been a group vice president of Ford Motor Company since 2016. Ms. Falotico was named an Executive Vice President of Ford Motor Credit Company, a leading global automotive financial services provider, in 2012. In 2016 she was named Chief Operating Officer and moved rapidly into the role of Chair and CEO, serving as CEO until 2018 and Chair until 2019. She currently serves as a Director of Ford Motor Credit Company. Ms. Falotico has more than 31 years’ experience across a diverse set of areas including business leadership, corporate governance, strategic planning, regulatory banking, marketing and sales, enterprise risk management, global operations and business transformations.

Effective as of July 14, 2021, Ms. Falotico will serve as a member of the Audit Committee and the Operations Committee of each Board. She will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in Alliant Energy’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: July 14, 2021	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: July 14, 2021	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: July 14, 2021	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary